Archer Announces First Quarter 2024 Results; Flight Testing Accelerates As Midnight Closes In On Transition Milestone & Midnight’s Key Systems Pass Rigorous Testing ● Midnight’s Flight Test Campaign Accelerates – Closing In On Transition Milestone. In Q1, Archer flew 100+ flights, keeping us on track to exceed our goal of 400 flights this year. Midnight is closing in on its transition milestone, meaning it would take off vertically, accelerate until it transitions from thrust-born to wing-borne flight and then land again vertically. From there, we intend to fly the aircraft as much as 10-15 times per day getting closer to our commercial mission tempo.

● Midnight’s Key Systems Pass Rigorous Testing Ahead of “For Credit” Testing. This is a part of Midnight’s safety of flight readiness for its upcoming piloted flight tests later this year and in support of our ongoing FAA certification program. ● Final Assembly of First Conforming Midnight Aircraft Rapidly Progressing.We have made significant progress on final assembly and integration of the aircraft’s components and systems and are on track to begin piloted flight tests of this aircraft later this year. Yesterday we announced the completion of our new battery pack manufacturing line, here is a behind-the-scenes first look tour of our Integrated Test Lab and Manufacturing Facility where these aircraft are being built. ● Multi-Hundred Million Dollar Framework Agreement To Build the Future Of Air Travel in the UAE.We recently announced that we signed a framework agreement with the Abu Dhabi Investment Office for multi-hundred-million dollars to accelerate commercial air taxi operations across the UAE. ● Continuing To Maintain Our Strong Liquidity Position. We have maintained greater than $520 million of liquidity at the end of each of our past four quarters while continuing to make investments across the aircraft development program in support of our planned commercial launch.

SANTA CLARA, CA, May 9, 2024 - Archer Aviation Inc. (“Archer” or the “Company”) (NYSE: ACHR) today announced operating and financial results for the first quarter ended March 31, 2024. The Company issued a shareholder letter discussing those results, as well as its second quarter 2024 estimates. The shareholder letter may be accessed on the Company’s investor relations website here. Commenting on first quarter 2024 results, Adam Goldstein, Archer’s CEO said: “The electrification of aviation continues to increasingly emerge into the mainstream every day. From the outset, we’ve been clear that our strategy is to keep the design of our first electric aircraft, Midnight, as simple as possible while delivering industry-leading performance balanced with safety. We are accomplishing this by partnering with what we believe to be the best suppliers in the aerospace industry, rather than take on the cost and risk of vertically integrating every aspect of a novel aircraft program. This capital-light strategy continues to pay dividends that are more clear today than ever, as we continue to make rapid progress towards commercializing electric aviation.” Archer will be conducting its earnings conference call at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. You can access a live webcast on our investor relations website at investors.archer.com or the conference call by dialing 404-975-4839 (domestic) or +1 833-470-1428 (international) and entering the access code 781391. A replay of the webcast will be available on our investor relations website. In addition, a telephonic replay of the conference call will be accessible for one week following the call by dialing 866-813-9403 (domestic) or +44 204-525-0658 (international), and entering the access code 792154.

First Quarter 2024 Financial Results Q1 2024 (GAAP) Q1 20241 (Non-GAAP) Total Operating Expenses $ 142.2M $ 89.1M Net Loss $ (116.5M) NA Adjusted EBITDA NA $ (86.8M) Cash and Cash Equivalents $ 405.8M NA 1. A reconciliation of non-GAAP financial measures to the most comparable GAAP measures is provided below in the section titled “Reconciliation of Selected GAAP To Non-GAAP Results for Q1 2024.” Second Quarter 2024 Financial Estimates Archer’s financial estimates for second quarter of 2024 are as follows: ● Non-GAAP total operating expenses of $80M to $95M We have not reconciled our non-GAAP total operating expense estimates because certain items that impact non-GAAP total operating expense are uncertain or out of our control and cannot be reasonably predicted. In particular, stock-based compensation expense is impacted by the future fair market value of our common stock and other factors, all of which are difficult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during 2024 will have a significant impact on our future GAAP financials. Accordingly, a reconciliation of non-GAAP total operating expenses is not available without unreasonable effort.

About Archer Archer is designing and developing electric vertical takeoff and landing aircraft for use in urban air mobility networks. Archer’s mission is to unlock the skies, freeing everyone to reimagine how they move and spend time. Archer's team is based in Santa Clara, CA. To learn more, visit www.archer.com. For Investors investors@archer.com For Media The Brand Amp Archer@TheBrandAmp.com Source: Archer Text: ArcherIR Forward-Looking Statements This press release contains forward-looking statements regarding Archer’s future business plans and expectations, including statements regarding our expected financial results for the second quarter of 2024, our business strategy and plans, aircraft performance, the pace at which we intend to design, develop, certify, conduct test flights, manufacture and commercialize our planned eVTOL aircraft, business opportunities, government incentives and expansion of Archer’s business internationally. In addition, this press release refers to a framework agreement that is conditioned on the future execution by the parties of additional binding definitive agreements incorporating the terms outlined in the framework agreement, which definitive agreements may not be completed or may contain different terms than those set forth in the framework agreement. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors. The risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, which are or will be available on our investor relations website at investors.archer.com and on the SEC website at www.sec.gov. In addition, please note that any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of the date of this press release. We undertake no obligation to update these statements as a result of new information or future events.

Reconciliation of Selected GAAP To Non-GAAP Results for Q1 2024 Reconciliation of Total Operating Expenses (in millions; unaudited): A reconciliation of total operating expenses to non-GAAP total operating expenses for the three months ended March 31, 2024 is set forth below. Three Months Ended March 31, 2024 Total operating expenses $ 142.2 Adjusted to exclude the following: Stellantis warrant expense (1) (2.1) Stock-based compensation (2) (40.7) Technology and dispute resolution agreements (3) (10.3) Non-GAAP total operating expenses $ 89.1 (1) Amount includes non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis in connection with certain services they are providing to the Company. (2)Amounts include stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grants issued to our founders in connection with the closing of the business combination. (3) Amounts reflect charges relating to the Boeing Wisk Agreements (as defined in our shareholder letter).

Reconciliation of Adjusted EBITDA (in millions; unaudited): A reconciliation of net loss to Adjusted EBITDA for the three months ended March 31, 2024 is set forth below. Three Months Ended March 31, 2024 Net loss $ (116.5) Adjusted to exclude the following: Other (income) expense, net (1) (20.6) Interest income, net (5.3) Income tax expense 0.2 Depreciation and amortization expense 2.3 Stellantis warrant expense (2) 2.1 Stock-based compensation (3) 40.7 Technology and dispute resolution agreements (4) 10.3 Adjusted EBITDA $ (86.8) (1) Amount includes changes in fair value of the public and private warrants, which are classified as warrant liabilities. (2)Amount includes non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis in connection with certain services they are providing to the Company. (3) Amount includes stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grants issued to our founders in connection with the closing of the business combination. (4) Amounts reflect charges relating to the Boeing Wisk Agreements.

Non-GAAP Financial Measures To supplement our condensed consolidated financial results prepared in accordance with GAAP, we use a number of non-GAAP financial measures to help us in analyzing and assessing our overall business performance, for making operating decisions and for forecasting and planning future periods. We consider the use of non-GAAP financial measures helpful in assessing our current financial performance, ongoing operations and prospects for the future as well as understanding financial and business trends relating to our financial condition and results of operations. While we use non-GAAP financial measures as a tool to enhance our understanding of certain aspects of our financial performance and to provide incremental insight into the underlying factors and trends affecting our performance, we do not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, we believe that disclosing non-GAAP financial measures to the readers of our financial statements provides useful supplemental data that, while not a substitute for GAAP financial measures, can offer insight in the review of our financial and operational performance and enables investors to more fully understand trends in our current and future performance. In assessing our business during the quarter ended March 31, 2024, we excluded items in the following general categories from one or more of our non-GAAP financial measures, certain of which are described below: Stock-Based Compensation Expense: We believe that providing non-GAAP measures excluding stock-based compensation expense, in addition to the GAAP measures, allows for better comparability of our financial results from period to period. We prepare and maintain our budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure. Further, companies use a variety of types of equity awards as well as a variety of methodologies, assumptions and estimates to determine stock-based compensation expense. We believe that excluding stock-based compensation expenses enhances our ability and the ability of investors to understand the impact of non-cash stock-based compensation on our operating results and to compare our results against the results of other companies. Warrant Expense and Gains or Losses from Revaluation of Warrants: Expense from our common stock warrants issued to United Airlines and Stellantis, which is recurring (but non-cash) and gains or losses from change in fair value of public and private warrants from revaluation will be reflected in our financial results for the foreseeable future. We exclude warrant expense and gains or losses from change in fair value for similar reasons to our stock-based compensation expense. Technology and Dispute Resolution Agreements: Amounts reflect non-cash charges relating to the Boeing Wisk Agreements.

Each of the non-GAAP financial measures presented in this release should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP and are presented for supplemental informational purposes only. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures have no standardized meaning prescribed by GAAP and are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and may be reflected in our financial results for the foreseeable future. In addition, the non-GAAP measures we use may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information in the reconciliation included in this release regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, we evaluate the non-GAAP financial measures together with the most directly comparable GAAP financial information. Investors are encouraged to review the reconciliations of these non-GAAP measures to their most directly comparable GAAP financial measures included in this release. ###